Investor Presentation December 4, 2024 l (NYSE American: INFU) Helping People Live Longer and Healthier Lives

Forward-Looking Statements / Non-GAAP Measures Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” "goal," “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for the new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company's ability to remediate its previously disclosed material weakness in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Measures This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company’s management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation. 2

Five Consecutive Years of Record Revenue • Revenue CAGR: 12% • Adjusted EBITDA CAGR: 5% 3 $81.1 $97.4 $102.4 $109.9 $125.8 2019 2020 2021 2022 2023 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Net Revenues In M ill io ns Investment Highlights 38-Year History | Long-Term Blue Chip Customer Base 2023 Adjusted EBITDA: $22.4M Business Generates Substantial Annual Cash Flow • $11.2M – 2023 Cash Flow Provided by Operations Solid Balance Sheet to Support Growth • Net Leverage Ratio: 1.15x • Debt/Equity Ratio: 0.90x Medical Equipment Assets: ~$100M NOLs: ~$26.6M 5 *Data as of September 30, 2024, unless otherwise noted

*Source: Newsweek, World's Best Hospitals 2024 4 Business Highlights A leading provider of medical equipment and patient services powered by a 100K+ device fleet in the U.S. and Canada Nearly four decades of experience, built on existing Oncology therapy model and now rapidly expanding into multiple therapies National scale, serving 18 out of 20 top-ranked hospital systems nationwide* Participating in-network provider in more than 800 health insurance networks covering over 96% of the U.S. population, serving over 2,450 sites of care Serving nearly 5,000 customer locations Seven major service areas in the U.S. and Canada with more than 500 employees

5 Providing Solutions To Manage the Device Throughout the Treatment Cycle Device-Agnostic Services Platform That Improves Health Care Processes and Outcomes Patient • SAFE quality equipment • Home treatment • Last-mile solution • 24-hour patient support • Patient satisfaction surveys Manufacturer • Product distribution • TRUSTED device care • Preferred service center • Recall remediation Payer • Lower cost of care — SMART • Improve patient outcomes • Contracts covering over 96% of the U.S. population Provider • Equipment on demand • Device agnostic • Lower admin costs — SMART SOLUTIONS

SALES BY SEGMENT Total 2023 Revenue: $125.8 Million $49.3M (39%)$76.5M (61%) Device Solutions Providing equipment, products and services to hospitals, clinics and home infusion providers Patient Services Facilitating outpatient care for patients requiring durable medical equipment Patient Services • Oncology • Pain Management • Wound Care Device Solutions • Biomedical Services • Consumables • Inventory Management • Sales, Rentals & Leasing 6

Patient Services • 800+ national payer contracts covering over 96% of U.S. population • Focused and scalable revenue cycle management team • 24/7 clinical hotline • Device agnostic Device Solutions • White Glove Concierge approach • 7 facilities serving U.S. and Canada • More than 200 biomedical technicians • Extensive repair capabilities and expertise • ISO 9001/13485 certified Competitive Advantages • Significant Barriers to Entry in Patient Services • Service-Based Competitive Advantages in Device Solutions 7

“The patient is at the center of everything we do.” Patient Services Oncology (Core Business) Is Profitable and Stable Growth Opportunities Are Pain Management and Wound Care Clinical Support/ Case Management Device Logistics Revenue Cycle Management Device Repair & Maintenance 8 Unique High-Service Platform, Third-Party Payer Model INFU Is Paid by the Patient’s Insurance Provider

Medical Device Sales, Rentals & Leasing Consumable Sales Device Repair & Maintenance Device Solutions Traditional Medical Distribution, Direct Payer Model INFU Is Paid Directly by the Hospital/Clinic/Home Care Provider Trusted Device & Service Provider Inventory & Tracking • Device Solutions (Core Business) Is Stable and Growing • Growth Opportunity Is Biomedical Services 9

Managing the Device Throughout the Treatment Cycle SOLUTIONS Manufacturer Provider Payer Patient • Distribution • Device support • Improved outcomes • Lower costs • Devices on demand • White Glove services • Third-party payer billing • Access to advanced devices and products • 24/7 patient support Connecting and Enhancing Processes for Key Stakeholders To Solve Complex Problems 10

High-Value Health Care Services Platform Specialized Skills We Developed for Oncology Now Being Leveraged in New Therapies and Partnerships 11

InfuSystem's Unique Capabilities Are in High Demand February 2021 Acquired and Integrated Two Biomedical Services Companies to Develop and Expand Device Solutions in Acute Care February 2022 Signed Agreement With Solo-Dex Inc. for Proprietary Continuous Peripheral Nerve Block Catheters April 2022 Biomedical Master Service Agreement With Leading Global Health Care Technology and Diagnostics Company – 300K Pumps, 1,200 Medical Facilities, 800 Hospitals 2021 2022 November 2022 Established New Wound Care Partnership With Sanara MedTech to Deliver a Complete Wound Care Solution Distribution Agreement With Cork Medical to Distribute NPWT Devices and Supplies 2023 April 2023 Announced National Distribution Agreement With Genadyne Biotechnologies to Distribute NPWT Systems and Supplies 12 February 2020 Launched Negative Pressure Wound Therapy (NPWT) to Provide Last-Mile Solution 2020 2024 August 2024 Announced Distribution Agreement With Smith+Nephew to Distribute Its Innovative RENASYS◊ EDGE NPWT System and Supplies September 2024 InfuSystem Holdings, Inc. and Sanara MedTech Inc. Announced Exclusive U.S. Distribution Agreement with ChemoMouthpiece, LLC

Quarterly Trends (1) See Appendix A. 13 Net Revenue Quarterly Trend $21.6 $26.0 $25.1 $24.7$24.5 $24.8 $26.6 $26.5$26.8 $27.0 $27.3 $28.8 $30.4 $31.7 $31.9 $31.8$32.0 $33.7 $35.3 2020 2021 2022 2023 2024 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $10.0 $20.0 $30.0 $40.0 Adjusted EBITDA Quarterly Trend (1) $4.0 $8.5 $7.5 $6.2$6.2 $5.9 $5.5 $6.5 $4.1 $5.5 $5.6 $5.5 $4.2 $5.8 $6.2 $6.2 $3.9 $6.1 $7.9 2020 2021 2022 2023 2024 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $ in M ill io ns $ in M ill io ns *2020 includes favorable COVID-19 impact on Net Revenue and AEBITDA.

Annual Financial Performance 14 $ in M ill io ns $ in M ill io ns Net Revenues $81.1 $97.4 $102.4 $109.9 $125.8 $132.8 $134.2 2019 2020 2021 2022 2023 TTM 9/30/24 Estimated 2024 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Adjusted EBITDA (1) $18.2 $26.2 $24.0 $20.7 $22.4 $24.0 $26.5 2019 2020 2021 2022 2023 TTM 9/30/24 Estimated 2024 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Patient Services Net Revenues $51.5 $61.1 $65.6 $68.9 $76.5 $78.8 2019 2020 2021 2022 2023 TTM 9/30/24 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Device Solutions Net Revenues $29.6 $36.3 $36.8 $41.0 $49.3 $54.0 2019 2020 2021 2022 2023 TTM 9/30/24 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 (1) See Appendix A. $ in M ill io ns $ in M ill io ns *Estimates as of 11/7/2024*2020 includes favorable COVID-19 impact on Net Revenue and AEBITDA. High Single Digit % Growth High Teens % of Revenue

Annual Margin Performance 15 Gross Margin 56.8% 59.4% 57.2% 55.1% 50.2% 51.9% 2019 2020 2021 2022 2023 TTM 9/30/24 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Adjusted EBITDA Margin (1) 22.5% 26.9% 23.5% 18.9% 17.8% 18.0% 19.7% 2019 2020 2021 2022 2023 TTM 9/30/24 Estimated 2024 —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Patient Services Gross Margin 64.2% 65.1% 64.1% 63.1% 62.5% 66.0% 2019 2020 2021 2022 2023 TTM 9/30/24 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Device Solutions Gross Margin 44.1% 49.9% 44.8% 41.8% 31.1% 31.3% 2019 2020 2021 2022 2023 TTM 9/30/24 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% (1) See Appendix A. *Estimates as of 11/7/2024*2020 includes favorable COVID-19 impact on AEBITDA. High Teens % of Revenue

Capital Expenditures & Revenue Growth – TTM 16 Capital Expenditures, Net - TTM (000's) TTM Growth Rate Q 1- 20 19 Q 2- 20 19 Q 3- 20 19 Q 4- 20 19 Q 1- 20 20 Q 2- 20 20 Q 3- 20 20 Q 4- 20 20 Q 1- 20 21 Q 2- 20 21 Q 3- 20 21 Q 4- 20 21 Q 1- 20 22 Q 2- 20 22 Q 3- 20 22 Q 4- 20 22 Q 1- 20 23 Q 2- 20 23 Q 3- 20 23 Q 4- 20 23 Q 1- 20 24 Q 2- 20 24 Q 3- 20 24 $— $5,000 $10,000 $15,000 $20,000 $25,000 -10.0% -5.0% —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0%

Balance Sheet Highlights 17 (1) April 26, 2023, amended the 2021 credit agreement to replace LIBOR with Term SOFR as a benchmark interest rate. New expiration date April 26, 2028. $ in Millions As of September 30, 2024 Equity $55.5 Total Long-Term Debt 1 $28.0 Net Leverage Ratio 1.15x Debt/Equity Ratio 0.90x Total Available Liquidity $46.9 Cash Provided by Operations (TTM) $17.2 Cash (Designed for low cash levels) $0.4 Working Capital $16.3 NOLs $26.6 Fixed vs. Floating Debt 71% 29% Fixed Variable $28.0M Fixed portion of debt effected through interest- rate swaps.

18 Capital Allocation Priorities Investments to Drive Organic Growth Initiatives • Device Solutions – Biomedical Services • Patient Services – SI Health Care Technologies Share Repurchase – Opportunistic • $20M Stock Repurchase Program Reduce Debt Levels • Ongoing Financial Flexibility • Maintain Leverage at 1.5x – 2.0x

Corporate Priorities Maintain Solid Core Business in Oncology and Device Solutions Drive Major Growth Initiatives – Biomedical and Wound Care Continuous Process Enhancements to Boost Net Margins; Sustain Optimal CapEx Efficiency Balance Investment/Growth Initiatives With Improving AEBITDA and Cash Flow 19

Questions & Answers 20

Appendix A GAAP to NON-GAAP Reconciliation 21 NET INCOME TO ADJUSTED EBITDA: Twelve Months Ended December 31, Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2020 2021 2022 2023 2023 2024 2023 2024 GAAP net income (loss) $ 17,332 $ 1,420 $ 18 $ 872 $ 689 $ 1,807 $ 800 $ 1,412 Adjustments: Interest expense 1,255 1,377 1,402 2,170 563 476 1,667 1,416 Income tax (benefit) provision (9,789) (163) 112 979 431 978 324 1,383 Depreciation 9,740 10,363 10,866 11,518 2,820 2,897 8,621 8,335 Amortization 4,285 4,262 2,494 990 248 248 743 743 Non-GAAP EBITDA $ 22,823 $ 17,259 $ 14,892 $ 16,529 $ 4,751 $ 6,406 $ 12,155 $ 13,289 Stock compensation costs 2,610 6,404 3,825 4,074 1,063 1,221 2,799 3,276 Medical equipment reserve and disposals (1) 178 194 1,162 1,501 307 241 1,073 368 Office move expenses 17 — — — — — — — Acquisition costs — 154 — — — — — — SOX readiness costs — 199 110 — — — — — Management reorganization/transition costs 521 49 633 72 — — 72 108 Contested proxy and other shareholder costs 30 — — — — — — — Cooperation Agreement payment and associated legal expenses — — — 16 — — — 649 Certain other non-recurring costs 220 (210) 123 174 96 — 114 109 Non-GAAP Adjusted EBITDA $ 26,399 $ 24,049 $ 20,745 $ 22,366 $ 6,217 $ 7,868 $ 16,213 $ 17,799 (1) Amounts represent a non-cash expense recorded to adjust the reserve for missing medical equipment and/or the disposal of medical equipment and is being added back due to its similarity to depreciation.

Barry Steele Executive Vice President & Chief Financial Officer Joined InfuSystem: 2020 Richard DiIorio Chief Executive Officer & Director Joined InfuSystem: 2004 Carrie Lachance President & Chief Operating Officer Joined InfuSystem: 2010 Addam Chupa Executive Vice President & Chief Information Officer Joined InfuSystem: 2020 Executive Team Seasoned Industry Experience Health Care Medical Device Life Sciences Pharmaceutical Military Consulting Public Accounting Information Technology & High-Tech Automotive 22 Jerod Funke Executive Vice President & Chief Human Resources Officer Joined InfuSystem: 2023